EFFECTIVE AUGUST 23RD, 2004

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2005

                               XYNERGY CORPORATION
        (Exact name of small business issuer as specified in its charter)

            Nevada                   0-24798                    93-1123005

(State or other jurisdiction       (Commission                 (IRS Employer
       of Incorporation)           File Number)              Identification No.)


                          18851 NE 29th Ave., Suite 700
                               Aventura, FL 33180
                    (Address of principal executive offices)

                                 (305) 749-2525
                        (Registrant's telephone number)

            269 So. Beverly Drive, Suite 938, Beverly Hills, CA 90212
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Current Report: Form 8-KA

Item 4.01 a) On May 25, 2005, the Company received a letter from DeLeon & Company, PA, informing the Company that the client relationship had ceased.

          The report of DeLeon & Company on the Company's financial statements for the year December 31, 2004 did not contain adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          In connection with the audit reviews of the Company's financial statements for the year December 31, 2004 and through the subsequent period ended as of the date of this report, there were no disagreements ("Disagreements") as defined in Item 304 (a) (1) (iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with DeLeon & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of DeLeon & Company, would have caused them to make reference to the matter in its reports. In addition, during the years ended December 31, 2003 and 2004 and through the subsequent period ended as of the date of this report, there were no reportable events ("Reportable Events") as defined in Item 304 (a) (1) (v) of Regulation S-K. The Company requested that DeLeon & Company furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements, a copy of which is attached as Exhibit 10.44.

          (b) On July 22, 2005 the Company engaged STARK, WINTER, SCHENKEIN & CO. LLP as its independent auditors for the fiscal year ended December 31, 2004. The decision to engage STARK, WINTER, SCHENKEIN & CO. LLP as independent auditors was approved by the Company's Board of Directors. At no time preceding July 22, 2005, has the Company (or anyone on behalf of the Company) consulted with STARK, WINTER, SCHENKEIN & CO. LLP on matters regarding the (i) application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a Disagreement with DeLeon & Company or a Reportable Event.


Item 8.01. On May 23, 2005, the Company filed a lawsuit against James M. Farinella and Integrated Capital Partners in the Superior Court of New Jersey, Case No. UNN-L-1830 05, for the collection of monies owed to Xynergy.

Item 9.01 Financial Statements and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits
     10.44 Letter to De Leon & Company

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   XYNERGY CORPORATION
                                   (Registrant)

Dated: July 25, 2005               By:/s/ Raquel Zepeda
                                      ------------------------------------------
                                          Raquel Zepeda, Chief Executive Officer